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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                             FORM 8-K
                          CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report February 1, 2001

                        SBI Communications, Inc
        (Exact name of registrant as specified in its charter)
 ..............................................................................
 ..............................................................................

          Delaware               0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)           File Number)    Identification)

       26030 Avenue Hall Studio 5 - Valencia, California 91355
        (Address of principal executive offices)       (Zip Code)

                            (661) 257-8000
          Registrant's telephone number, including area code
 ..............................................................................
 ..............................................................................

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Item 5
Change of address: The Company new address: SBI Communications, Inc.
                                            26030 Avenue Hall Studio 5
                                            Valencia, California 91355


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SBI has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 1, 2001              SBI Communications, Inc.
                                    By: /s/ Vince Vellardita
                                    ------------------------
                                    Vince Vellardita, President & CEO